Exhibit 1

JOINT FILING AGREEMENT

Each of the undersigned hereby agrees that the statement on Schedule 13D, dated February 28, 2013 (the “Schedule 13D”), with respect to the Common Stock of UniTek Global Solutions, Inc. is, and any amendments thereto shall be, filed on behalf of each of the undersigned pursuant to and in accordance with the provisions of Rule 13d-1(k) under the Securities Exchange Act of 1934, as amended, and that this Joint Filing Agreement shall be included as an exhibit to the Schedule 13D and each such amendment.  Each of the undersigned agrees to be responsible for the timely filing of the Schedule 13D and any amendments thereto, and for the completeness and accuracy of the information concerning itself contained therein, but shall not be responsible for the completeness and accuracy of the information concerning any other party, except to the extent that it knows or has reason to believe that such information is inaccurate.  This Joint Filing Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument.

IN WITNESS WHEREOF, each of the undersigned has executed this Joint Filing Agreement as of the date first written above.

SECTOR PERFORMANCE FUND, LP

By:	Sector Performance GP, LP, its general partner

By:	Sector Performance LLC, its general partner

By:	/s/ David W. Knickel
	Name:	David W. Knickel
	Title:	Vice President and Chief Financial Officer

HM UNITEK COINVEST, LP

By:	Sector Performance LLC, its general partner

By:	/s/ David W. Knickel
	Name:	David W. Knickel
	Title:	Vice President and Chief Financial Officer

SPF SBS LP

By:	Sector Performance LLC, its general partner

By:	/s/ David W. Knickel
	Name:	David W. Knickel
	Title:	Vice President and Chief Financial Officer

SECTOR PERFORMANCE GP, LP

By:	Sector Performance LLC, its general partner

By:	/s/ David W. Knickel
	Name:	David W. Knickel
	Title:	Vice President and Chief Financial Officer

SECTOR PERFORMANCE LLC

By:	/s/ David W. Knickel
	Name:	David W. Knickel
	Title:	Vice President and Chief Financial Officer

UNITEK INTERPOSED LP

By:	HMK GP, LP, its general partner

By:	HMK GP LLC, its general partner

By:	/s/ David W. Knickel
	Name:	David W. Knickel
	Title:	Vice President and Chief Financial Officer

HMK GP LP

By:	HMK GP LLC, its general partner

By:	/s/ David W. Knickel
	Name:	David W. Knickel
	Title:	Vice President and Chief Financial Officer

HMK GP LLC

By:	/s/ David W. Knickel
	Name:	David W. Knickel
	Title:	Vice President and Chief Financial Officer